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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                        --------------------------------



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: SEPTEMBER 23, 1997


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                                 BRUNO'S, INC.
             (Exact name of registrant as specified in its charter)

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          ALABAMA                    0-6544                63-0411801
(STATE OR OTHER JURISDICTION)     (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION            FILE NUMBER)         IDENTIFICATION NO.)

           ADDRESS OF PRINCIPAL EXECUTIVE OFFICE (INCLUDING ZIP CODE)
                800 Lakeshore Parkway, Birmingham, Alabama 35211

               REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE



                                 (205) 940-9400

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ITEM 5.  OTHER EVENTS.

ON SEPTEMBER 19, 1997, WILLIAM J. BOLTON RESIGNED HIS POSITIONS AS CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER AND AS A MEMBER OF THE BOARD OF DIRECTORS OF BRUNO'S, INC. (THE "COMPANY"). ON THE SAME DATE, THE BOARD OF DIRECTORS OF THE COMPANY APPOINTED JAMES A. DEMME TO SUCCEED MR. BOLTON AS CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER AND ELECTED MR. DEMME AS A MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY.


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                                   SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                              BRUNO'S, INC.
                                              (REGISTRANT)

DATE:  SEPTEMBER 23, 1997                     BY:/s/ James J. Hagan
                                                 ----------------------------
                                                 JAMES J. HAGAN
                                                 EXECUTIVE VICE PRESIDENT AND
                                                 CHIEF FINANCIAL OFFICER